COMMITMENTS AND CONTINGENT LIABILITIES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Future minimum commitments under operating lease agreements:
2018	$ 1,982
2019	1,153
2020	792
2021	130
Operating leases, future minimum payments due, total	4,057
Rent expense, net	1,674	$ 1,541	$ 1,346
Motor vehicles [Member]
Future minimum commitments under operating lease agreements:
Rent expense, net	$ 207	$ 268	$ 244